Net Loss per Share	6 Months Ended
Jun. 30, 2021
Earnings Per Share [Abstract]
Net Loss per Share

16. Net Loss per Share

Net loss per share calculations and potentially dilutive security amounts for all periods prior to the Merger have been retrospectively adjusted to the equivalent number of shares outstanding immediately after the Merger to effect the reverse recapitalization. Historically, reported weighted average shares outstanding have been multiplied by 1.01547844, which is the share exchange ratio established by the Merger Agreement.

The following table sets forth the computation of basic and diluted net loss per share attributable to our common stockholders:

	Three months ended June 30,		Six months ended June 30,
	2020	2021	2020	2021
	(unaudited)		(unaudited)
Numerator:
Net loss attributable to common stockholders ($ in thousands)	$(8,898)	$(41,260)	$(25,787)	$(144,887)
Demoninator:
Weighted average common shares outstanding – basic and diluted	8,886,421	126,693,218	8,878,928	101,236,461
Net loss per share attributable to common stockholders – basic and diluted	$(1.00)	$(0.33)	$(2.90)	$(1.43)

As we have reported net loss for each of the periods presented, all potentially dilutive securities are antidilutive. The following potential outstanding shares of Common Stock were excluded from the computation of diluted net loss per share attributable to common stockholders for the periods presented because including them would have been antidilutive:

	As of June 30,
	2020	2021
	(unaudited)
Convertible preferred stock	68,776,614	—
Outstanding stock options – Stock Plan	4,344,819	3,037,545
Warrants for preferred stock	869,942	—
Warrants for common stock	78,371	7,846,667
Restricted stock units	—	7,678,105
Total anti-dilutive securities	74,069,746	18,562,317